UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2023

INFINT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41079	98-1602649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Broadway, Suite 401 New York, NY	10004
(Address of principal executive offices)	(Zip Code)

(212) 287-5010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary shares and one-half of one Warrant	IFIN.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	IFIN	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IFIN.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 4, 2023, the audit committee of the board of directors of INFINT Acquisition Corporation (the “Company”) concluded, after discussion with the Company’s management and with the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”), that the Company’s unaudited financial statements as of March 31, 2023 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 11, 2023 should no longer be relied upon. In the statement of cash flows, the Company had previously included the redemption of Class A common stock under the non-cash investing and financing activities. In accordance with Accounting Standards Codification Topic 230, this redemption, regardless of whether the cash physically is transferred back to the Company from the trust prior to the redemption, should be treated as a cash investing and financing activity.

The Company’s Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based upon their evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective as of March 30, 2023, due to the material weakness related to the subsequent measurement of complex financial instruments. In light of this material weakness, the Company performed additional analysis as deemed necessary to ensure that the Company’s unaudited interim financial statements were prepared in accordance with U.S. generally accepted accounting principles. To address this material weakness, management has devoted, and plans to continue to devote significant effort and resources to the remediation and improvement of its internal control over financial reporting and to provide processes and controls over the internal communication with the Company and the financial advisors.

The Company is filing an amendment to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (“Amended Form 10-Q”) concurrently with this Current Report on Form 8-K, which includes Consolidated Financial Statements that reflect the above mentioned changes to the Consolidated Statement of Cash Flows. Included in Note 9 of the Notes to Consolidated Financial Statements in the Amended Form 10-Q is disclosure regarding the restatement of the Cash Flow Statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINT ACQUISITION CORPoration

By:	/s/ Alexander Edgarov
Name:	Alexander Edgarov
Title:	Chief Executive Officer

Date: August 4, 2023

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